Safety and Performance Results of the Argus® II Retinal Prosthesis System Five Years Post-Implant

James T. Handa, MD

Handa, JT[1], daCruz L.[2], Dagnelie G.[3], Stanga P.[4], Olmos L.[5], Greenberg R.[6], Birch D.[7], Duncan J.[8], Sahel J.[9], Thumann G.[10], Argus II Study Group

[1]Johns Hopkins Hospital, [2]Moorfields Eye Hospital, [3]Johns Hopkins University, [4]Manchester Royal Eye Hospital, [5]University of Southern California, [6]Second Sight Medical Products, Inc., [7]Retina Foundation of the Southwest, [8]University of California, San Francisco, [9]Centre Hospitalier National d'Ophtalmologie des Quinze-Vingts, [10]Hôpitaux Universitaires de Genève

Second Sight
Argus II Retinal Prosthesis




Superior Arcade
Optic
Disk
Tack
Fovea
Inferior Arcade

- Equivalent to visual field of ~20°
- Each electrode individually programmable
- Epiretinal placement using standard vitreoretinal surgical techniques

AMERICAN ACADEMY OF OPHTHALMOLOGY
The Eye M.D. Association

Long-Term Results from an Epiretinal Prosthesis to Restore Sight to the Blind

Allen C. Ho, MD,[1] Mark S. Humayun, MD, PhD,[2] Jessy D. Dorn, PhD,[3] Lyndon da Cruz, MD,[4,5] Gislin Dagnelie, PhD,[6] James Handa, MD,[6] Pierre-Olivier Barale, MD,[7] José-Alain Sahel, MD,[7,12] Paulo E. Stanga, MD,[8,9,10] Farhad Hafezi, MD, PhD,[2,11,12] Avinoam B. Safran, MD,[11,13] Joel Salzmann, MD,[11] Arturo Santos, MD, PhD,[14,15] David Birch, PhD,[16] Rand Spencer, MD,[17] Artur V. Cideciyan, PhD,[18] Eugene de Juan, MD,[19] Jacque L. Duncan, MD,[19] Dean Eliott, MD,[2,20] Amani Fawzi, MD,[2,21] Lisa C. Olmos de Koo, MD,[2] Gary C. Brown, MD,[1] Julia A. Haller, MD,[1,6] Carl D. Regillo, MD,[1] Lucian V. Del Priore, MD,[22,23] Aries Arditi, PhD,[24,25] Duane R. Geruschat, PhD,[6] Robert J. Greenberg, MD, PhD,[3] for the Argus II Study Group*

Purpose: Retinitis pigmentosa (RP) is a group of inherited retinal degenerations leading to blindness due to photoreceptor loss. Retinitis pigmentosa is a rare disease, affecting only approximately 100 000 people in the United States. There is no cure and no approved medical therapy to slow or reverse RP. The purpose of this clinical trial was to evaluate the safety, reliability, and benefit of the Argus II Retinal Prosthesis System (Second Sight Medical Products, Inc, Sylmar, CA) in restoring some visual function to subjects completely blind from RP. We report clinical trial results at 1 and 3 years after implantation.

Design: The study is a multicenter, single-arm, prospective clinical trial.

Participants: There were 30 subjects in 10 centers in the United States and Europe. Subjects served as their own controls, that is, implanted eye versus fellow eye, and system on versus system off (native residual vision).

Methods: The Argus II System was implanted on and in a single eye (typically the worse-seeing eye) of blind subjects. Subjects wore glasses mounted with a small camera and a video processor that converted images into stimulation patterns sent to the electrode array on the retina.

Main Outcome Measures: The primary outcome measures were safety (the number, seriousness, and relatedness of adverse events) and visual function, as measured by 3 computer-based, objective tests.

Results: A total of 29 of 30 subjects had functioning Argus II Systems implants 3 years after implantation. Eleven subjects experienced a total of 23 serious device- or surgery-related adverse events. All were treated with standard ophthalmic care. As a group, subjects performed significantly better with the system on than off on all visual function tests and functional vision assessments.

Conclusions: The 3-year results of the Argus II trial support the long-term safety profile and benefit of the Argus II System for patients blind from RP. Earlier results from this trial were used to gain approval of the Argus II by the Food and Drug Administration and a CE mark in Europe. The Argus II System is the first and only retinal implant to have both approvals. *Ophthalmology 2015;■:1–8 © 2015 by the American Academy of Ophthalmology.*

Today's presentation of 5 year data confirms that performance is maintained, with no additional SAE's

Argus II Clinical Trial Sites

Europe and Mexico	United States
CHNO des Quinze-Vingts (Paris, France)	Columbia University (New York, NY)
Hôpitaux Universitaires de Genève (Geneva, Switzerland)	Doheny Eye Institute/University of Southern California (Los Angeles, CA)
Manchester Royal Eye Hospital (Manchester, UK)	Johns Hopkins University (Baltimore, MD)
Moorfields Eye Hospital (London, UK)	Lighthouse International (New York, NY)
Puerto de Hierro (Guadalajara, Mexico) – prototype feasibility	Retina Foundation of the Southwest (Dallas, TX)
	Scheie Eye Institute (Philadelphia, PA)
	UC San Francisco (San Francisco, CA)
	Wills Eye Hospital (Philadelphia, PA)

Study Design

- Prospective single-arm, non-randomized trial
- 3 years minimum follow-up
  - extended follow-up to 10 years
- Key inclusion Criteria
  - Severe to profound outer retinal degeneration
  - Remaining visual acuity worse than 2.3 logMAR in both eyes
  - US Label: Retinitis Pigmentosa with remaining visual acuity of bare light perception or worse in both eyes

http://clinicaltrials.gov/show/NCT00407602

Study Demographics

Subjects (n)	30
Age at Time of Implant (years)	58 ± 10 (range 28 – 77)
Females : Males	9 : 21
Diagnosis Retinitis pigmentosa Choroideremia	 97% (n=29) 3% (n=1)
Baseline Vision Bare light perception* No light perception	 97% (n=29) 3% (n=1)
Median Surgery Time (hours)	4:04 (range 1:53 – 8:32)

* Defined as vision worse than 2.9 logMAR and the ability to detect a photographic flash

Implant Duration & Long-Term Reliability

As of January 1, 2016

Subjects (n)	30
# Years Implanted (Ave.)	6.9 (range 1.2– 8.6)
Cumulative Implant Time	207 subject-years

Range of implant functionality (not including explants)	3.9 – 8.6 years
# Subjects with device explant	3
# Subjects with device failure	2

Total Serious Adverse Events Five Years Post-Implant

Serious Adverse Event Type	N subjects with SAE	% subjects with SAE	95% Confidence Interval
Conjunctival erosion	4	13.3%	3.1 - 30.7%
Hypotony	4	13.3%	3.1 - 30.7%
Conjunctival dehiscence	3	10.0%	2.1 - 26.5%
Presumed endophthalmitis	3	10.0%	2.1 - 26.5%
Re-tack	2	6.7%	0.8 - 22.1%
Retinal Detachment - Rhegmatogenous	2	6.7%	0.8 - 22.1%
Retinal detachment - tractional and serous	1	3.3%	0.1 - 17.2%
Retinal Tear	1	3.3%	0.1 - 17.2%
Uveitis	1	3.3%	0.1 - 17.2%
Keratitis - infective	1	3.3%	0.1 - 17.2%
Corneal Melt	1	3.3%	0.1 - 17.2%
Corneal Opacity	1	3.3%	0.1 - 17.2%

Safety Profile Improving in the Commercial Setting

SAEs in Year 1: Clinical Trial vs. Commercial*

	Clinical Trial	All Commercial
n patients	**30**	**111**
Conjunctival dehiscence	10.0%	1.3%
Conjunctival erosion	10.0%	5.1%
Corneal opacity	3.3%	0.0%
Endophthalmitis - infective	10.0%	0.0%
Epiretinal membrane	3.3%	0.0%
Scleritis	0.0%	1.3%
Hyphema	0.0%	1.3%
Hypotony	6.7%	2.5%
Inflammation - ocular	0.0%	1.3%
Re-tack	6.7%	0.0%
Retinal detachment	6.7%	2.5%
Retinal Tear	3.3%	0.0%
Sclerotomy Leak	0.0%	1.3%
Uveitis	3.3%	0.0%
Vitreous hemorrhage	0.0%	1.3%

* Kaplan-Meier Estimates of Cumulative SAE rates (As of July 2015)

Probable Benefit
5 Year Results

Visual Function
- Object Localization
- Motion Discrimination
- Visual Acuity Testing

Functional Vision and Quality of Life
- Orientation and Mobility
- Functional Low-Vision Observer Rated Assessment (FLORA)

Visual Function
Square Localization




System ON
System OFF
20
18
16
14
12
10
8
6
4
2
0
Mean Error (cm)
Baseline N = 12
1 Year N =16
2 Years N =28
3 Years N =28
4 Years N =21
5 Years N =21

Visual Function
Direction of Motion





System ON
System OFF
Mean Error (degrees)
100
90
80
70
60
50
40
30
20
10
0
Baseline N = 9
1 Year N = 16
2 Years N = 28
3 Years N = 27
4 Years N = 21
5 Years N = 20

Visual Function
Grating Visual Acuity





Percent of subjects with acuity 2.9 logMAR or better
60%
50%
40%
30%
20%
10%
0%
Baseline N = 30
1 Year N = 30
2 Years N = 29
3 Years N = 27
4 Years N = 22
5 Years N = 21

Best acuity in the clinical trial to date is 20/1260 (1.8 logMAR)

Functional Vision
Orientation & Mobility
Finding a Door





100%
80%
60%
40%
20%
0%
Percent Success
System ON
System OFF
Baseline N = 29
1 Year N = 28
2 Years N = 28
3 Years N = 28
4 Years N = 22
5 Years N = 20

Functional Vision
Orientation & Mobility
Following a Line





100%
80%
60%
40%
20%
0%
Mean Percent Success
System ON
System OFF
Baseline N = 30
1 Year N = 28
2 Years N = 28
3 Years N = 28
4 Years N = 22
5 Years N = 20

Benefits of Argus II

- Patient reported advantages
  - Participation in bowling, archery, skiing
  - Locate doors and windows
  - Sort light and dark clothes
  - Stay within a crosswalk
  - Detect and track other people
  - Feel more socially connected
  - Enjoy being “visual” again
  - Tracking players on a field
  - Watching fireworks







Benefits of the Argus II System Through FLORA (Functional Low Vision Observer Rated Assessment)



OPTOMETRY

RESEARCH PAPER

An analysis of observer-rated functional vision in patients implanted with the Argus II Retinal Prosthesis System at three years

- Self-report section
- Functional visual tasks
- Tasks rated at impossible, difficult, moderate, easy
- 75% judged "vision only" during tasks with system "ON"
- 29% judged "vision only" with system "OFF".

Conclusions

- Argus II has an acceptable safety profile in this blind population.
  - Safety has possibly improved since commercial approval.
- Visual function performance gains and reliability are maintained through 5 years
- Subjects report using Argus II in their daily lives and the System has a positive impact on their well-being.
- The Argus II System is available commercially in the United States, Europe, Canada, and parts of the Middle East